Long-term debt	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
Long-term debt	Long-term debt
(a)Details of long-term debt

As at December 31 (millions)	Note	2024	2023
Credit facility	(b)	$1,284	$1,463
Deferred debt transaction costs		(8)	(11)
		1,276	1,452
Lease liabilities	(c)	249	298
Long-term debt		$1,525	$1,750
Current		116	122
Non-current		1,409	1,628
Long-term debt		$1,525	$1,750
(b)Credit facility

	2024			2023
As at December 31 (millions)	Revolving component	Term loan component(1)	Total	Revolving component	Term loan component(1)	Total
Available	$611	N/A	$611	$492	N/A	$492
Outstanding
Due to TELUS	$14	$78	$92	$22	$83	$105
Due to Other	175	1,017	1,192	286	1,072	1,358
	$189	$1,095	$1,284	$308	$1,155	$1,463
Total	$800	$1,095	$1,895	$800	$1,155	$1,955
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(1)Relative to amounts owed to the syndicate of financial institutions, excluding TELUS, we have entered into foreign exchange derivatives (cross currency interest rate exchange agreements) that effectively convert an amortizing amount of $409 million of principal payments, and associated interest obligations, to European euro obligations with an effective fixed interest rate of 2.6% and an effective fixed exchange rate of US$1.088:€1.00 on the principal amount; the initial notional amount of these foreign exchange derivatives was US$448 million. These have been accounted for as a net investment hedge in a foreign operation (see Note 9—Financial instruments for additional details).
We have a credit facility secured by our assets with a syndicate of financial institutions, which includes TELUS as a lender, maturing on January 3, 2028. As at December 31, 2024, TELUS participates as a lender of 7.17% of our total credit facility. The credit facility is comprised of an $800 million revolving credit facility and an amortizing $1.2 billion term loan. As at December 31, 2024, the revolving credit facility and term loan had an effective interest rate of 6.5% (December 31, 2023 - 7.5%).
The credit facility bears interest at prime rate, U.S. dollar base rate, or term secured overnight financing rate (SOFR) (all such terms as used or defined in the credit facility) plus applicable margins. The credit facility includes customary representations, warranties and covenants, including two financial quarter-end ratio tests. Net Debt to Adjusted EBITDA ratio, both measures as defined in our credit agreement, must not exceed 3.75:1.00 for each quarter in fiscal 2024 and 3.25:1.00 subsequently. Subsequent to December 31, 2024, on January 27, 2025, the credit facility Net Debt to Adjusted EBITDA ratio was amended to not exceed 3.75:1.00 for each quarter of fiscal 2025 (previously 3.25:1.00) and 3.25:1.00 subsequently. All other terms of the credit agreement remain unchanged. The Adjusted EBITDA to Debt Service (interest and scheduled principal repayment) ratio must not be less than 1.50:1.00, all as defined in the credit facility. If an acquisition with an aggregate cash consideration in excess of $250 million occurs in any twelve-month period, the maximum permitted Net Debt to Adjusted EBITDA ratio per credit agreement may be increased by 0.50:1.00 and shall return to the then applicable Net Debt to Adjusted EBITDA ratio after eight fiscal quarters.
The term loan of the credit facility is subject to an amortization schedule requiring that 1.25% of the original principal advanced be repaid each quarter with the balance due at maturity of the credit facility on January 3, 2028.
As at December 31, 2024 and 2023, we were in compliance with all financial covenants, financial ratios and all of the terms and conditions of our credit facility and long-term debt agreement.
(c)Lease liabilities
Leases are subject to amortization schedules, which results in the principal being repaid over various periods, including reasonably expected renewals. The weighted average interest rate on lease liabilities was approximately 11.1% as at December 31, 2024.
(d)Long-term debt maturities
Anticipated requirements to meet long-term debt repayments, calculated upon such long-term debts owing as at
December 31, 2024, are as follows:

Composite long-term debt denominated in	U.S dollars			European euros	Other currencies
Years ending December 31 (millions)	Long-term debt, excluding leases	Leases	Total	Leases	Leases	Total
2025	$60	$22	$82	$13	$22	$117
2026	60	21	81	9	21	111
2027	60	19	79	6	17	102
2028	1,104	13	1,117	4	14	1,135
2029		17	17	4	9	30
Thereafter	—	14	14	15	9	38
Future cash outflows in respect of composite long-term debt principal repayments	1,284	106	1,390	51	92	1,533
Future cash outflows in respect of associated interest and like carrying costs(1)	239	50	289	13	27	329
Undiscounted contractual maturities	$1,523	$156	$1,679	$64	$119	$1,862
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(1)Future cash outflows in respect of associated interest and carrying costs for amounts drawn under our amended credit facility (if any) have been calculated based upon the rates in effect at December 31, 2024.